UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2007

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, California 94404

(650) 513-7000

(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 11, 2007, the United States Attorney for the Northern District of California (“US Attorney”) formally notified Equinix, Inc. (“Equinix”) of the withdrawal of its grand jury subpoena requesting documents relating to Equinix’s stock option grants and practices.

In addition, as previously announced, the United States Securities and Exchange Commission (“SEC”) has formally notified Equinix that its investigation of Equinix’s stock option grants and practices has been terminated and that no enforcement action has been recommended.

As previously disclosed, prior to receiving the grand jury subpoena from the US Attorney and the inquiry from the SEC, the Audit Committee of the Equinix Board of Directors commenced an internal review and analysis of historical stock option practices and related accounting with the assistance of independent outside legal counsel. In August 2006, the independent review by the Audit Committee was completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: January 17, 2007	By:	/s/ KEITH D. TAYLOR
Keith D. Taylor
Chief Financial Officer